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                                                                    Exhibit 10.5


                               FIRST AMENDMENT TO
                      GENERAL CREDIT AND SECURITY AGREEMENT


         THIS AGREEMENT, dated as of August 20, 1999, between SPECTRUM Commercial Services, a division of Lyon Financial Services, Inc., a Minnesota Corporation, having its mailing address and principal place of business at 7900 International Drive, Suite 890, Bloomington, Minnesota 55425 (herein called "Lender"), and FieldWorks, Incorporated, a Minnesota corporation, having the mailing address and principal place of business at 7631 Anagram Drive, Eden Prairie, Minnesota 55344 (herein called "Borrower"), amends that certain General Credit and Security Agreement dated November 19, 1999, ("Credit Agreement") as amended. Where the provisions of this Agreement conflict with the Credit Agreement, the intent of this Agreement shall control.

         1. WHEREAS, certain Events of Default have occurred under the Credit Agreement as follows: Borrower failed to post a year-to-date net profit for the quarter ended 6/30/99.

         2. WHEREAS, Lender is willing to waive such defaults provided that the interest rate specified in the Credit Agreement is increased by 1%.

         3. WHEREAS, Borrower desires to borrow up to $3 million in debt that is subordinated to the loans described by the Credit Agreement on terms and conditions previously disclosed to Lender ("Subordinated Debt").

         4. It is hereby agreed that:

         A. Lender hereby waives the Specific Defaults. No other default or Event of Default is waived hereby and Lender reserves the right to call future defaults and/or to demand payment of any loans under the Credit Agreement or otherwise.

         B. In paragraph 5 of the Credit Agreement, the phrase "three Percent (3%) in excess of the Prime Rate" shall be deleted and replaced with "four Percent (4%) in excess of the Prime Rate".

         C. In paragraph 5 of the Credit Agreement, the phrase "in no event shall the interest rate in effect under the Note at any time be less than 9% per annum" and shall be replaced with "in no event shall the interest rate in effect under the Note at any time be less than 10% per annum".

         D. Lender hereby consents to the Subordinated Debt provided the debt itself contains language of subordination which is approved by and satisfactory to Lender.

         5. The provisions hereof are effective as of August 20, 1999.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


SPECTRUM COMMERCIAL SERVICES                       FIELDWORKS, INCORPORATED

By /s/ Steven I. Lowenthal                         By /s/ David Mell
  ------------------------------------------         ---------------------------
  Steven I. Lowenthal, Senior Vice President         David Mell, CEO